Ariel investments

2022
Quarterly Report

December 31, 2022

2022 Quarterly Report December 31, 2022

Ariel Investment Trust c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701 800.292.7435 • arielinvestments.com • linkedin.com/company/ariel-investments • instagram.com/arielinvestments • twitter.com/arielinvests

Ariel Fund Ariel Appreciation Fund

As of December 31, 2022

Average Annual Total Returns (%)

	4Q22	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Fund	12.18	-18.82	5.20	4.62	9.96	10.53

Russell 2500TM Value Index	9.21	-13.08	5.21	4.75	8.93	10.45

Russell 2500TM Index	7.43	-18.37	5.00	5.89	10.03	10.23

S&P 500® Index	7.56	-18.11	7.66	9.43	12.56	10.31
* The inception date for Ariel Fund is 11/06/86.

Average Annual Total Returns (%)

	4Q22	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Appreciation Fund	15.04	-12.43	5.77	4.87	9.32	9.96

Russell Midcap® Value Index	10.45	-12.03	5.82	5.72	10.11	10.74

Russell Midcap® Index	9.18	-17.32	5.88	7.10	10.96	10.80

S&P 500® Index	7.56	-18.11	7.66	9.43	12.56	9.76

* The inception date for Ariel Appreciation Fund is 12/01/89.

Lessons from 40 Years of Patient Investing

Dear Fellow Shareholders: January marks Ariel Investments’ 40th year in business. In recognition of this milestone, we are departing from our normal quarterly letter format for a candid conversation between our Co-CEOs reflecting on four decades of investing.

Mellody: I want to start off with your reflections on 40 years of patient investing. In your mind, does investing get easier, harder, or does it feel the same after four decades?

John: I’ve thought a lot about this. I think that in some ways I’ve become more confident after investing for 40 years. For example, our portfolios took some significant body blows during the ‘08-‘09 financial crisis. But we stuck to our core investment principles while acknowledging we had room for improvement. Then we had great success coming out of that period with beaten-up stocks that went up dramatically—in some cases, share prices quadrupled or quintupled. That recovery gave us great confidence that with patience and discipline, we can weather any storm. After 40 years, I know first-hand that when you stick to your core beliefs while maintaining a learning culture, perseverance wins out. That gives me more confidence and more comfort as the years go on.

Mellody: How do you balance that confidence with humility?

John: I’m constantly trying to make sure I’m getting

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

SLOW AND STEADY WINS THE RACE	3

better—deepening both my knowledge and understanding. Constantly trying to read everything, study everything and learn new things. Recently, our research team has been inspired by the writings of Annie Duke, the professional poker player, about how to get away from bad hands, which is something that is really, really difficult to do in this business. Annie also happens to be a best-selling author on decision-making and Wharton PhD. We are hoping to work more closely with her in the future.

We’ve also focused on improving our behavioral finance expertise so that we can see and understand the behaviors that can lead to problems. Things like overconfidence or confirmation bias, etc. So, to answer the question directly, humility comes from a never-ending effort to improve. That’s what we do. That’s what I do.

Mellody: In the context of behavioral finance, what is your biggest blind spot?

John: Mine is confirmation bias. I must constantly fight the impulse to look for information that confirms what I already think. Instead, I must consciously search for opposing perspectives.

Mellody: When you think back over the decades, what market moments really stand out for you?

John: The biggest one by far was the Crash of 1987, when the market went down 22% in one day. I will never forget that experience. The ‘08-‘09 financial crisis was also very memorable. In that case, it was the long duration as well as the sheer agony of the underperformance along with the asset and client losses. The whole period just didn’t make sense at all.

The other memorable moment was when U.S. debt was downgraded by S&P in 2011. The fear amongst my DC friends was palpable. They thought it could potentially be an existential problem.

Mellody: What I find interesting is that the market moments that stay with you are the difficult times as opposed to moments of victory.

John: Yeah, I’m wired to remember the painful periods and I try to learn from those experiences. The downside of this approach is that I could probably do a better job celebrating our successes and our wins. I think that’s something we can do better as a firm as well. There are a lot of great leaders who celebrate the great times like Duke’s famous Coach K. Some of the organizations I’ve been involved with, like McDonald’s (MCD) and Nike (NKE), do a very good job of celebrating big moments.

Mellody: In difficult times, who do you look to for inspiration and/or support?

John: Clearly, Warren Buffett is my biggest inspiration. I’m always going back and re-reading things he has said. I just finished a long transcript of a talk that one of his deputies, Todd Combs, gave at the Graham and Dodd 2022 Annual Breakfast. I’m constantly trying to read and study Warren’s thought process—past and present. I feel fortunate that I’ve had an opportunity to get to know him a bit. From time-to-time I have been able to call and get his insights. I go to the Berkshire Hathaway (BRK-A) meeting every year—along with members of our research team. Warren Buffett is just in a class by himself.

“I’m wired to remember the painful periods and I try to learn from those experiences.”

Of course, there are other investors who inspire me who have delivered really great returns over the years. People like Bill Miller and Mario Gabelli and Ralph Wanger, along with Tom Russo, Eddie Brown and Staley Cates. Investors who stick to their disciplines and stay the course. They are all people that I reach out to when I need to socialize ideas or talk stocks. And while each is an amazing, terrific, superstar investor in their own unique way, no one is quite as gifted as Warren in my mind.

Mellody: What makes Warren great?

John: First, he’s an extraordinary communicator. He clearly articulates what he’s looking for and he thoughtfully does it in a way that is understandable to the average person. He never adopts any of the modern jargon that has come and gone throughout his career. And he sticks to tried-and-true principles.

Warren also has enormous vision. He sees the future better than anyone around. And he has an innate ability to think long term. He never gets swept up in the emotions of the moment or the short-termism that is rampant in our society. And finally, he has no need to follow the crowd. Whether it’s from an investment standpoint, or a governance standpoint, or just how he lives his life—he’s willing to stand alone. I think a critical component of success is to be comfortable being different. To be unlike anyone else. My sense is that Warren simply does what he thinks is right and does not let others push him or stress him in any way. Despite the pressures to be like everyone else, he systematically rejects them all.

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Mellody: You also are someone who’s very comfortable standing alone. How do you think you came to be so comfortable with that posture?

John: I think a lot of it has to do with the way I was brought up. I’m an only child. By the age of three, I was raised by divorced parents who were both unique, idiosyncratic individuals. I’d go from one unique household to another, back and forth every week. And then I also grew up in Hyde Park in Chicago where The University of Chicago community is filled with quirky personalities who are proud to be independent thinkers. The University stands for free expression and rigorous inquiry and debate—not following the crowd. Lastly, at Princeton—where I attended college—I played for a legendary basketball coach, Peter Carril, who was also one-of-a-kind. When he sadly passed away last year, I was struck by the many articles and discussions about his life that underscored that he did not care what other people thought. The way he dressed, the way he coached, everything he did—he was an original. All of those formative experiences early in my life helped make me feel comfortable standing alone, holding a different view, liking a stock that others shunned, not having any mental model of what a person should be or think, starting an investing company at 24.

Mellody: By all accounts, the job of a portfolio manager is extremely difficult. What does it take to do this job for so long? It’s mentally taxing, physically exhausting with the travel and then there is the daily scorecard and the endless rankings.

John: You have to love what you do to deal with the inevitable pressures and stresses that come with this job. I’m excited when the markets open on Monday morning and I’m sad when they are closed on Saturday, Sunday and holidays.

Mellody: What has changed about how you work now versus in the beginning?

John: As the years have gone on, we’ve been able to cultivate a great leadership team here. For one, I co-lead with you. So that’s the big difference from 40 years ago. In the beginning, I was running the business, doing all the investing and driving every decision by myself. Now, I have Ariel teammates like you who’ve been here for a long time—some for 20 to 30 years. Over these years, we’ve all been able to learn from each other, get better together, and depend on each other. It’s great to have teammates who can fill in for my inevitable weaknesses and hopefully I help fill in for theirs. It is great to have the opportunity to bring together a group of very different people who make us individually better. That’s the big difference from when I was doing everything by myself and now—great teammates.

Mellody: How do you inspire and motivate those people, especially during difficult times?

John: From the beginning, giving everybody equity in the business was a really significant decision. It is also important to see everyone as a leader so that they understand their opinions matter and are valued. I think people enjoy working in a place where they feel like they are an important part of the solutions. This gives them the opportunity to impact decision-making as well as feel common ownership for those decisions. I think that’s at the heart of what makes for an organization where good people want to work. I have always wanted Ariel to be a place where every person can see how they are able to contribute to the whole and in the process, feel valued.

Mellody: How do you teach young people today—especially the key tenets of the philosophy not in words, but in actions and deeds?

John: We have our portfolio management meetings twice a week and younger people are in the room. As they are listening, our job is to constantly remind them of our core values while we discuss individual stocks. It’s also important to have younger people tag along on business trips as we speak to groups, see clients, visit and question portfolio management teams. There is no substitution for that direct exposure as well as the time to talk at the end of the day about important moments and lessons learned.

Mellody: Can you think of one area where you and the team have improved over time?

John: I think we ask better questions of management teams and that’s really important. I always thought I was a pretty good questioner, but with practice, discipline and training, we’ve all gotten better over time. As you know, BIA Associates has helped our research team here. It has been great to have an independent critique of our questioning methods. They have also provided great insights and tips to help us discern the veracity and honesty of the answers we receive.

Mellody: How can you tell if you’re improving?

John: You can tell you’re doing better when you’re not asking leading questions. Instead, it is important to focus on questions that will solicit the information that we need to know…and not just what we want to hear. Lyndon Johnson always said the most important thing a man has to tell you is what he least wants to talk about. Our job is to get people to do just that. One sign that you are getting better is when you ask questions that people haven’t thought about or been asked before.

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Mellody: 2022 was a tough year in the markets. We saw market volatility return. We saw negative returns around the world. When you’re in the middle of a market downturn like last year, what are you thinking? Bad day, bad month. What are you thinking?

John: The market is worried about something that’s not obvious. But there is no way of really knowing. As such, day-to-day market movements do not offer much useful information to true long-term investors like us. Bad days are certainly annoying and probably make me a little grumpier, but I know it’s just noise. Rarely, if ever, does anything meaningful come out of short-term market gyrations. The most important thing is to constantly reconfirm that you own the right businesses that can be successful over the long run. Short term volatility is irrelevant.

“The most important thing is to constantly reconfirm that you own the right businesses that can be successful over the long run. Short term volatility is irrelevant.”

And speaking of 2022 more specifically, it was a year dominated by macro-economic themes. There was very little focus on actual company fundamentals and, as a result, stock prices were dramatically more volatile than underlying company intrinsic values. Once the market gets tired of the inflation/Fed guessing game and the narrative returns to what companies are actually doing, our portfolios should benefit. Especially since they are very cheap on an absolute and relative basis. In fact, we are already benefitting just a few weeks into the new year.

Mellody: How do you make sure you’re not just always dismissing? Is it possible that a short-term issue could really be a prelude to a much bigger issue? How do you distinguish?

John: If a company announces something that’s significant, then it’s your duty to go out and do the homework and see whether there are long-term implications to this new information that might affect your investment thesis. But in the absence of new information, the noise is extraneous.

If there’s new information, you must redouble your efforts. This is where I really push and think we can get better. I often quote Robert Caro who wrote the definitive biographies of Robert Moses and Lyndon Johnson who, as a young writer, learned the importance of “turning one more page” when researching. And I can’t overemphasize how important it is to not just depend on Wall Street or depend on management teams. You must work to find as many independent voices as possible to help you understand whatever issue is at hand. One of my strengths is that I’m often thinking more creatively about sources and places that can offer new and different insights.

Mellody: How do you fairly assess your own performance when your returns aren’t keeping up with the benchmark? Are you a fair grader of yourself?

John: I’m extremely hard on myself—especially when I’m not winning. I’m committed to winning. Few people are more competitive. My job is to make sure we are executing our strategy with discipline. That’s the most important thing. We cannot make exceptions to our core values or what we think makes for a great investment. Those factors include companies with strong brands and franchises that create a moat around the business. Companies led by talented and focused management teams who put the customer first. Companies with strong balance sheets that can weather the inevitable economic difficulties that arise. Companies whose shares are trading at a discount to the business’s intrinsic worth. No cutting corners. No rationalizing. No excuses. But very few people in life stick to their values. Instead, they find reasons to make exceptions and justifications. The times when I am most disappointed is when I believe we have slipped when it comes to adhering to our principles.

You see, I grew up with a father who was extraordinarily disciplined and committed to every “i” being dotted every “t” being crossed. And I played for one of the most demanding coaches in college basketball history. As a result, I forget everyone was not influenced by that kind of leadership and believe people are not making exceptions. That’s a weakness of mine. I assume everyone’s been trained in a similar way and they’re not going to let their discipline slip.

Mellody: Is there a mistake that you have made when it comes to investing or a miss that still haunts you?

John: Nothing dramatic like missing the final free throw to win a championship game! I don’t have any of those types of haunts. That said, there are names where we did the homework, and should have bought but in a blink of an eye, the stock went up a lot and moved away from us. There are a handful of those over the years where I wished we had leaned in faster and didn’t. But then I learned from the ‘08-‘09 crash. There are stocks from that period that I missed that quintupled. And yet, it wasn’t so bad in the context of names that went up even more. Enough of those things have happened over the years to leave me less haunted by the ones that I missed or didn’t quite work.

Mellody: What do you think it takes to keep a company in business for 40 years?

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John: Clearly creating an environment where great teammates want to work. People are key to building a successful business. And I’ve talked about that a lot. Firms that I’ve respected over the years are the ones that have created a culture where good people come and stay, like Berkshire Hathaway, William Blair, T. Rowe Price Group Inc (TROW) and Morningstar Inc (MORN).

Secondly, longstanding companies show an obsessive concern for their customers. The customer knows that you’re working hard for them and want them to succeed. That’s critical. After all these years as an investor, I can tell the portfolio management teams that are committed to taking care of their employees, their customers and their shareholders.

Mellody: What do you think are the greatest misconceptions about the stock market and investing as far as you’re concerned? Something that people just get wrong time and time again.

John: They confuse short-term performance with smarts versus luck or randomness. Whether the results are good or bad. They often measure the wrong thing based upon short term results. We’ve talked about this a thousand times. It just doesn’t make any sense. Literally makes no sense.

Mellody: What don’t you love about this job?

John: I don’t love being evaluated based upon short-term, random results. Don’t get me wrong, any day of underperformance hurts—but being assessed based upon the short-term is still the thing that frustrates me the most.

Mellody: How should you be evaluated?

John: We should be evaluated based upon our ability to execute against a process and a discipline over a market cycle. I also want our culture to be considered. Is it one where good, smart people want to come and stay?

Mellody: So, what if you do both of those things—you execute your philosophy with discipline to create a culture where smart people want to come and stay—and you underperform for a long time?

John: I don’t think that would happen.

Mellody: How much longer do you think you’ll do this job?

John: I’m hoping to be winding down as Chief Investment Officer as we approach our 50th year—a decade from now. Then my hope would be to still be involved—to stay on the board and be around to help coach and mentor.

Mellody: Knowing what you know today, if you were starting

Ariel, what would you do differently?

John: I wish we’d diversified our business earlier. You have been the one to lead these efforts. You’ve done an excellent job leading our diversification efforts through our international/global strategies and now Ariel Alternatives. You greenlit offices in New York and California. I started the firm with this belief that we should all be focused on one strategy and all in Chicago. I think I should have had a more open mind earlier.

Mellody: And why do you think that was a mistake?

John: It was made clear in ‘08-‘09. We had all of our eggs in one basket which led to a difficult period that put a great deal of stress on the organization. Moreover, it’s harder to attract talent in the long run if you don’t have opportunities for people to grow and have different leadership experiences.

Mellody: So, you say you have a decade left. What’s your hope for your work over the next decade?

John: To continue to deliver excellence in our investment process and ultimately, our returns.

Mellody: Lastly, what do you hope for Ariel over the next 40 years? Neither one of us will likely be here. I’d be 93. You’d be over 100.

John: I just hope we have built a business that has a reputation for excellent performance and a commitment to bringing together an extraordinarily talented, diverse team of people. In addition, I want Ariel to be known for caring about others—an organization that makes a difference in our world.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,
John W. Rogers, Jr. Chairman and Co-CEO	Mellody Hobson Co-CEO and President

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Performance Summary	Ariel Fund

As of December 31, 2022

Inception: November 6, 1986

Composition of Equity Holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer Discretionary	35.61	14.25	14.07	13.03

Industrials	25.36	18.18	20.24	13.06

Financials	20.79	21.72	15.99	11.28

Health Care	5.58	8.77	12.74	15.02

Real Estate	4.63	11.46	8.03	2.81

Utilities	2.89	4.79	3.58	3.45

Energy	2.86	5.12	5.92	5.44

Consumer Staples	1.73	2.81	3.04	6.53

Basic Materials	0.00	4.80	4.25	1.98

Technology	0.00	6.68	10.72	24.74

Telecommunications	0.00	1.41	1.42	2.66

Short-Term Investments	0.66	0.00	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Fund-Investor Class	12.18	-18.82	5.20	4.62	9.96	10.53

Ariel Fund-Institutional Class*	12.27	-18.56	5.53	4.94	10.29	10.63

Russell 2500TM Value Index	9.21	-13.08	5.21	4.75	8.93	10.45

Russell 2500TM Index	7.43	-18.37	5.00	5.89	10.03	10.23

S&P 500® Index	7.56	-18.11	7.66	9.43	12.56	10.31

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum of 4.75% sales load charged prior to 7/15/94.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of September 30, 2022)

Investor Class	0.98%

Institutional Class	0.67%

Top Ten Equity Holdings (% of net assets)

1	Madison Square Garden Entertainment Corporation	4.85	6	Paramount Global, Class B	3.75

2	Affiliated Managers Group, Inc.	4.25	7	Lazard, Ltd., Class A	3.74

3	Mohawk Industries, Inc.	3.99	8	Jones Lang LaSalle, Inc.	3.56

4	Interpublic Group of Companies, Inc.	3.94	9	Mattel, Inc.	3.53

5	Boyd Gaming Corporation	3.90	10	Royal Caribbean Cruises, Ltd.	3.51

* The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

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Performance Summary	Ariel Appreciation Fund

As of December 31, 2022

Inception: December 1, 1989

Composition of Equity Holdings (%)

	Ariel Appreciation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	26.64	17.98	13.90	11.28

Consumer Discretionary	26.00	13.31	15.55	13.03

Industrials	20.57	17.41	18.62	13.06

Health Care	11.10	7.49	10.16	15.02

Consumer Staples	4.53	4.67	4.31	6.53

Energy	3.68	5.77	5.94	5.44

Utilities	2.35	9.81	6.50	3.45

Real Estate	2.32	11.03	7.93	2.81

Basic Materials	0.00	4.29	3.70	1.98

Technology	0.00	6.70	11.96	24.74

Telecommunications	0.00	1.54	1.42	2.66

Short-Term Investments	2.57	0.00	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Appreciation Fund-Investor Class	15.04	-12.43	5.77	4.87	9.32	9.96

Ariel Appreciation Fund-Institutional Class*	15.11	-12.16	6.10	5.19	9.67	10.08

Russell Midcap® Value Index	10.45	-12.03	5.82	5.72	10.11	10.74

Russell Midcap® Index	9.18	-17.32	5.88	7.10	10.96	10.80

S&P 500® Index	7.56	-18.11	7.66	9.43	12.56	9.76

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense Ratio (as of September 30, 2022)

Investor Class	1.10%

Institutional Class	0.79%

Top Ten Equity Holdings (% of net assets)

1	Goldman Sachs Group, Inc.	4.48	6	Aflac, Inc.	3.32

2	The Charles Schwab Corporation	3.86	7	Interpublic Group of Companies, Inc.	3.19

3	Northern Trust Corporation	3.85	8	BorgWarner, Inc.	3.17

4	BOK Financial Corporation	3.73	9	Mattel, Inc.	3.15

5	Laboratory Corporation of America Holdings	3.61	10	Axalta Coating Systems, Ltd.	3.09

* The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

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Ariel Focus Fund

As of December 31, 2022

Average Annual Total Returns (%)

	4Q22	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Focus Fund	11.95	-9.23	5.54	5.07	8.74	5.84

Russell 1000® Value Index	12.42	-7.54	5.96	6.67	10.29	7.46

S&P 500® Index	7.56	-18.11	7.66	9.43	12.56	9.08

* The inception date for Ariel Focus Fund is 06/30/05.

Watch the Money Supply

Dear Fellow Shareholders: For the fourth quarter ending December 31, 2022, Ariel Focus Fund (Investor Class) returned +11.95%, fractionally behind the Russell 1000 Value Index, which rose +12.42%, and well ahead of the S&P 500 Index which gained +7.56%. For the year, Ariel Focus Fund (Investor Class) declined -9.23%, trailing a loss of -7.54% for Russell 1000 Value Index but significantly ahead of the S&P 500 Index, which fell -18.11%. For both the quarter and year, Ariel Focus Fund was helped by an emphasis on companies that do well in an inflationary environment, and by avoiding those businesses negatively impacted by rising interest rates. Detractors from performance generally included economically sensitive companies, particularly housing, as the market closed out the year amidst rising concerns of a Federal Reserve induced recession.

Fundamentally, we are “bottom up” stock pickers. We seek to purchase companies with sustainable competitive advantages trading at discounts to our calculation of intrinsic value. There are times, however, when broad macroeconomic themes have a disproportionate effect on our portfolio. This is clearly one of those times. As such, much of this letter will discuss our outlook for some of these macro themes, particularly inflation, and will conclude with an update on individual companies whose performance impacted our returns.

This letter marks an inflection point in our assessment of inflation, the macro factor which has recently had the largest impact on the US stock market. For the first time in two years, we believe inflation has peaked and is beginning to decline. Our changing view directly results from a shift in Federal Reserve policy. Specifically, the money supply has actually decreased modestly since March of 2022. Simultaneously, the supply of goods and services available in the US economy is slowly recovering to pre-Covid levels. If inflation is caused by “too much money chasing too few goods,” we currently are seeing marginally less money chasing marginally more goods, producing a marginal drop in our expectation for the future rate of inflation.

To understand where we are going, we must understand where we have been and how we got here. The chart below shows the Federal Reserve Bank of St. Louis’ calculation of M2, a broad definition of money that includes cash and “near-cash” such as checking accounts, savings accounts, and certificates of deposit.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

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M2 Money Supply – January 2018 through November 2022

Source: Board of Governors of the Federal Reserve System (US)

In February 2020, M2 stood at $15.5 trillion after years of steady, low single-digit percentage increases. That period of a stable money supply ended with the onset of Covid. The Federal government and Congress responded to a mostly closed US economy by dramatically increasing spending through a series of Covid relief bills. Simultaneously, the Federal Reserve initiated a program of Quantitative Easing (“QE”) where each month the Fed purchased bonds in the open market, thereby increasing the amount of money in circulation. The M2 money supply grew from $15.5 trillion in February to $17.8 trillion in May. This was a rational and appropriate response from the Fed. What followed, however, was not appropriate, in our view. From May 2020 to March 2022, the Fed purchased an additional $120 billion of bonds each month, taking M2 from $17.8 trillion in May of 2020 to $21.7 trillion by March of 2022—a 40% increase in the money supply in a little more than two years. We thought high inflation was inevitable, and unfortunately, we got what we expected.

“This letter marks an inflection point in our assessment of inflation, the macro factor which has recently had the largest impact on the US stock market.”

In the Spring of 2022, the Fed realized its mistake in characterizing inflation as “transitory.” It abruptly shifted from a policy of Quantitative Easing to one of Quantitative Tightening based on bond sales and a shrinking money supply. Since March of 2022, M2 has declined from $21.7 trillion to $21.3 trillion in November. We believe changes in the money supply affect macro factors, but only after a lag that could be as long as six to twelve months. We are already seeing the effects and expect inflation to decline through next year.

While our expectation of higher inflation and resulting investments in natural resource companies helped performance in 2022, our anticipation of a healthy US economy did not. At the end of 2021, our conversations with our portfolio company managements suggested general optimism. Healthy labor markets, strong consumer balance sheets and pent-up demand from Covid restrictions led us to believe it would be a good year for companies serving US consumers. We were particularly bullish on the demand for housing, both remodeling and new construction. This led us to initiate a new position in Resideo Technologies, Inc. (REZI), the recently spun off thermostat business of Honeywell, Inc.; followed by a new position in Generac Holdings, Inc. (GNRC), the back-up residential generator manufacturer. These, combined with a longstanding holding in flooring manufacturer Mohawk Industries, Inc. (MHK), gave us significant exposure to the US housing market. When the Fed announced plans for increases in interest rates, short-term investors punished housing stocks on expectations of higher mortgage rates and falling home prices. Mohawk, Generac and Resideo were three of our four largest detractors on an absolute basis dropping -43.89%, -58.94%, and -36.80% respectively for the year.

Our Outlook

Currently, our outlook for 2023 can best be described as “long-term optimistic, short-term cautious.” On the positive side of the ledger, we believe our portfolio is attractively priced, trading at less than 11 times forward earnings as we go to print. As natural contrarians, we also view a general level of negativity in the market as a positive, with vocal predictions of a Fed-induced recession. Often widespread pessimism is a positive contrarian predictor of future performance. On the negative side, there is no denying the Fed’s intent to slow down the US economy through higher interest rates and an overheated labor market. We believe the Fed is in danger of making a serious policy mistake. Inflation came from excess money supply, not an overheated jobs market. Wage increases have actually trailed overall inflation. But there is no denying that if the Fed wants to bring on a recession, it can. The adage, “Don’t fight the Fed,” is widely repeated for a reason. Watch for short-term volatility as we navigate a tricky economic landing, followed by solid equity returns when the tightening stops.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,
Charles K. Bobrinskoy
Vice Chairman and Portfolio Manager

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Performance Summary	Ariel Focus Fund

As of December 31, 2022

Inception: June 30, 2005

Composition of Equity Holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Financials	30.29	19.39	11.28

Industrials	23.47	12.77	13.06

Consumer Discretionary	13.94	9.77	13.03

Health Care	11.36	16.47	15.02

Basic Materials	8.48	3.21	1.98

Energy	7.14	8.54	5.44

Technology	4.65	7.32	24.74

Consumer Staples	0.00	7.37	6.53

Real Estate	0.00	4.62	2.81

Telecommunications	0.00	4.47	2.66

Utilities	0.00	6.07	3.45

Short-Term Investments	0.61	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Focus Fund-Investor Class	11.95	-9.23	5.54	5.07	8.74	5.84

Ariel Focus Fund-Institutional Class*	12.09	-8.97	5.83	5.35	9.02	6.01

Russell 1000® Value Index	12.42	-7.54	5.96	6.67	10.29	7.46

S&P 500® Index	7.56	-18.11	7.66	9.43	12.56	9.08

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of September 30, 2022)

	Net	Gross

Investor Class	1.00%	1.13%

Institutional Class	0.75%	0.85%

Expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/24.

Top Ten Equity Holdings (% of net assets)

1	APA Corporation	7.14	6	Snap-on, Inc.	5.36

2	BOK Financial Corporation	6.94	7	Mosaic Company	4.88

3	Goldman Sachs Group, Inc.	6.33	8	Oracle Corporation	4.65

4	BorgWarner, Inc.	6.01	9	Northern Trust Corporation	4.12

5	Lockheed Martin Corporation	5.50	10	Johnson & Johnson	3.95

* The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

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Ariel International Fund Ariel Global Fund

As of December 31, 2022

Average Annual Total Returns (%)

	4Q22	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel International Fund	14.35	-11.33	-0.41	0.11	4.05	4.07

MSCI EAFE Index	17.34	-14.45	0.87	1.54	4.67	5.76

MSCI ACWI ex-US Index	14.28	-16.00	0.07	0.88	3.80	4.92

MSCI EAFE Value Index	19.64	-5.58	0.65	0.17	3.51	4.72

MSCI ACWI ex-US Value Index	15.70	-8.59	0.06	-0.05	2.72	3.94

* The inception date for Ariel International Fund is 12/30/11.

Average Annual Total Returns (%)

	4Q22	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Global Fund	10.93	-5.47	4.31	4.35	7.35	7.18

MSCI ACWI Index	9.76	-18.36	4.00	5.23	7.98	8.69

MSCI ACWI Value Index	14.21	-7.55	3.30	3.47	6.42	7.22

* The inception date for Ariel Global Fund is 12/30/11.

2022 Year-End Review

Dear Fellow Shareholders: 2022 was a wake-up call for the global economy. Major declines across the S&P 500 and MSCI Indices forced investors to wrestle with the long-term consequences of an overvalued and overleveraged stock market. Despite a difficult and downbeat macroenvironment marked by unexpected war and inflation, our international and global portfolios delivered capital preservation and relative outperformance. Looking ahead, we feel confident in our 2023 positioning. We continue to steer clear of what we call the four Ls: companies with losses, excess leverage, lofty valuations, and liquidity risk.

For the year ending December 31, 2022, Ariel International Fund (Investor Class) declined -11.33%, well ahead of the

MSCI EAFE Index, which fell -14.45%, and the MSCI ACWI ex-US Index, which dropped -16.00%. Similarly, Ariel Global Fund (Investor Class) returned -5.47%, outperforming the MSCI ACWI Index’s -18.36% loss.

Our Contributors and Detractors

Our top contributors in 2022 came from different sectors and geographies. Our Communications and Consumer Staples names were strong in Ariel International Fund. Likewise, we benefited from stock selection amongst our Financial, Consumer Discretionary and Technology companies in Ariel Global Fund. More specifically, in Consumer Staples, Phillip Morris stood out as demand for less harmful, next-

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

SLOW AND STEADY WINS THE RACE	13

generation smoke-free products continued to gain acceptance. Financial holding, BB Seguridade, outperformed despite an uncertain political backdrop in Brazil. The company consistently delivered strong operational and financial results and we continue to believe it is in the early innings of a long-term growth story driven by the wealth and savings of a burgeoning middle class. In Ariel Global Fund, Gilead Sciences Inc. was boosted by incremental success in its HIV and oncology initiatives.

“We continue to steer clear of what we call the four Ls: companies with losses, excess leverage, lofty valuations, and liquidity risk.”

Our weakest names were impacted by short-term dislocations. The Russia-Ukraine war’s supply chain disruptions hurt the automobile industry and therefore negatively affected French tire manufacturer Michelin’s performance. However, we believe Michelin’s strong global competitive positioning will drive long-term value. Global pharmaceutical and diagnostics leader, Roche Holding AG also traded lower on disappointing test results for the company’s Alzheimers drug to treat dementia, as well as the announced departure of the Pharma Division CEO. Although it is important to remind investors drug trials occasionally have less than favorable outcomes, we remain constructive on the rest of Roche’s pharma portfolio. The core oncology franchise is performing well, and the diagnostics segment continues to demonstrate strong growth momentum as it experiences a further normalization of post-pandemic trends. In our view, Roche is a quality defensive name with a rich suite of best-in class pipeline opportunities.

Finally, Direct Line Insurance Group underperformed as claims inflation in the United Kingdom (UK) hurt the company’s profit margins, causing it to subsequently report an unexpected profit warning. The announcement was driven by higher claims within the home insurance business due to unusual, below-freezing temperatures in the UK throughout December. As a result of these trends, solvency ratios are at the lower end of management’s desired range, causing the company to cancel their final dividend for 2022. While we expect these adverse factors to normalize if not reverse over the course of 2023, a recovery in earnings will likely be more back-end loaded than we anticipated. Although we are disappointed with these developments, we continue to hold the shares as we believe the stock is materially undervalued relative to its normalized earnings power. While 2022 presented challenges across several sectors, we stayed true to our knitting and focused on our research and business fundamentals.

Our underweight in Technology was a proof point last year. Higher interest rates disproportionally hit tech companies, specifically the FAANG stocks. Meta Platforms, Inc (Facebook), Apple Inc., Amazon.com Inc., Netflix, Inc, and Alphabet Inc. (Google) all posted double-digit declines in 2022.1 Meta was among the worst of the group with its stock plummeting 65%. Meanwhile, Amazon and Netflix followed, declining -64% and -51% respectively.2 Recessionary fears led to pullbacks in advertiser spending, negatively impacting the revenue of the tech giants with advertising-led business models. Overall, the tech industry lost over $7 trillion in market cap in 2022.3 We anticipate more layoffs, valuation dips and, assuming a recession in 2023, lower earnings.

Although Microsoft Corporation was our top detractor in Ariel Global Fund, we believe the stock is an outlier. Unlike the growthier names with ad-driven business models, it is an enterprise platform technology company with solid fundamentals and a distinct long-term outlook. The value proposition for its hybrid cloud infrastructure Azure has yet to materialize and will have a multi-year impact as more Fortune 500 corporations transition to the cloud. Our research shows a significant upside in the price.

There is Nothing New Under the Sun

Last year, the international and global equity landscape presented dynamics similar to what we have witnessed over decades of investing. With inflation at levels not seen since the early 1980s, eradicating current inflationary issues under Jerome Powell may be as painful and extended as it was under Former Federal Reserve Chair Paul Volcker. Likewise, US valuation bubbles in 1999 and 2007 resemble the valuation multiples of 2020 and 2021. In early 2022, growth stock valuations reached frothy levels. The MSCI World Growth Index traded at 31 times expected earnings, compared to only 14 times expected earnings for the MSCI World Value Index. By year-end, valuations had fallen to 21 and 12 times, respectively.4 Finally, one could draw parallels to the overly

[1]  Gunjan Banerji and David Maraino-Nachison, “For Diving FAANG Stocks, It’s the End of an Era,” The Wall Street Journal, October 27, 2022, Accessed January 14, 2023. https://www.wsj.com/livecoverage/stock-market-news-today-10-27-2022-us-economy-gdp-q3/card/faang-stocks-fall-V1mVeZ2CrRFp6JXVvKpF.

[2]  “FAANG in 2023: How have shares performed and what to expect?” INDMoney.com. Last modified January 18, 2023. https://www.indmoney.com/articles/us-stocks/ faang-in-2023-how-have-shares-performed-and-what-to-expect.

[3]  Rohan Goswani, “Tech’s reality check: How the industry lost $7.4 trillion in one year,” CNBC.com, Last modified November 25, 2022, https://www.cnbc. com/2022/11/25/techs-reality-check-how-the-industry-lost-7point4-trillion-in-one-year.html.

[4]  Mike Bell, “Markets Review,” JP Morgan Asset Management, January 3, 2022, https://am.jpmorgan.com/content/dam/jpm-am-aem/global/en/insights/market-insights/ mi-monthly-market-review.pdf.

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stimulative monetary policies in 1999, 2007, and today. The major difference is the excessive speculation in technology and internet-based companies (FAANGs), meme stocks, cryptocurrencies, and SPACs, rather than traditional assets such as real estate.

2023 Outlook: Defense is the Best Offense

Looking to 2023, managing risk will be as important as managing returns. Quantitative Tightening5 (QT) may drive a deeper dagger into the heart of the cyclical excesses of the last two years to annihilate high inflation rates globally. In our view, as earnings fall and multiples compress, investors should focus on capital preservation rather than appreciation. This means avoiding long-duration assets such as growth stocks and favoring short-duration value companies with compelling dividend yields. We believe 2023 will be another resilient year for our international and global portfolios as our bottom-up investment process seeks to eliminate risky businesses (as categorized by the four Ls) and embrace quality names. While we are bearish on the broader market, we are bullish on active management. We believe the next few years are likely to be very beneficial for stock pickers as market sell-offs hurt passive but create opportunities for patient, active investors.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali

Chief Investment Officer,

Global Equities

[5] Quantitative Tightening refers to policies that reduce the size of the Fed’s balance sheet. Source: Federal Reserve Bank of St. Louis.

SLOW AND STEADY WINS THE RACE	15

Performance Summary	Ariel International Fund

As of December 31, 2022

Inception: December 30, 2011

Composition of Equity Holdings (%)

	Ariel Institutional Fund	MSCI EAFE Index	MSCI ACWI ex-US Index

Financials	19.90	18.66	20.99

Health Care	16.83	13.55	9.82

Consumer Staples	13.25	10.47	8.89

Consumer Discretionary	12.94	11.07	11.35

Utilities	12.02	3.48	3.36

Communication Services	10.12	4.51	5.90

Information Technology	4.06	7.81	10.76

Industrials	2.64	15.06	12.27

Energy	0.64	4.95	6.01

Real Estate	0.09	2.63	2.28

Materials	0.00	7.80	8.37

Short-Term Investments	2.97	0.00	0.00

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Top Ten Country Weightings (% of net assets)

Germany	13.03	United States	8.04

United Kingdom	12.81	Spain	5.86

Japan	10.84	Italy	4.93

France	10.36	Netherlands	4.55

Switzerland	8.29	China	4.25

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel International Fund-Investor Class	14.35	-11.33	-0.41	0.11	4.05	4.07

Ariel International Fund-Institutional Class	14.49	-11.11	-0.17	0.35	4.30	4.33

MSCI EAFE Net Index	17.34	-14.45	0.87	1.54	4.67	5.76

MSCI ACWI ex-US Net Index	14.28	-16.00	0.07	0.88	3.80	4.92

MSCI EAFE Value Net Index	19.64	-5.58	0.65	0.17	3.51	4.72

MSCI ACWI ex-US Value Net Index	15.70	-8.59	0.06	-0.05	2.72	3.94

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of September 30, 2022)

	Net	Gross

Investor Class	1.13%	1.28%

Institutional Class	0.88%	0.93%

Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/24.

Top Ten Companies (% of net assets)

1	Deutsche Boerse AG	8.60	6	Endesa SA	5.21

2	Roche Holding AG	6.95	7	Koninklijke Ahold Delhaize NV	4.55

3	Philip Morris International, Inc.	6.83	8	Direct Line Insurance Group plc	4.09

4	Michelin (CGDE)	5.57	9	Snam SpA	3.93

5	GSK plc	5.32	10	Baidu, Inc.	3.87

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

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Performance Summary	Ariel Global Fund

As of December 31, 2022

Inception: December 30, 2011

Composition of Equity Holdings (%)

	Ariel Global Fund	MSCI ACWI Index

Health Care	21.23	13.37

Information Technology	14.64	20.00

Financials	13.08	15.19

Communication Services	12.09	6.78

Consumer Staples	11.45	7.75

Consumer Discretionary	7.44	10.43

Utilities	5.62	3.18

Real Estate	4.83	2.59

Industrials	0.90	10.16

Energy	0.00	5.58

Materials	0.00	4.98

Short-Term Investments	4.99	0.00

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Top Ten Country Weightings (% of net assets)

United States	36.78	Germany	4.09

United Kingdom	9.13	Japan	3.99

Switzerland	6.45	Brazil	3.86

France	6.29	Spain	3.66

China	5.84	South Korea	2.99

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Global Fund-Investor Class	10.93	-5.47	4.31	4.35	7.35	7.18

Ariel Global Fund-Institutional Class	11.03	-5.24	4.59	4.61	7.63	7.46

MSCI ACWI Net Index	9.76	-18.36	4.00	5.23	7.98	8.69

MSCI ACWI Value Net Index	14.21	-7.55	3.30	3.47	6.42	7.22

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of September 30, 2022)

	Net	Gross

Investor Class	1.13%	1.30%

Institutional Class	0.88%	0.94%

Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed those caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/24.

Top Ten Companies (% of net assets)

1	Microsoft Corporation	7.82	6	GSK plc	4.69

2	Philip Morris International, Inc.	5.94	7	Verizon Communications, Inc.	4.24

3	Roche Holding AG	5.69	8	Michelin (CGDE)	3.74

4	Baidu, Inc.	5.08	9	Endesa SA	3.66

5	Equity Commonwealth	4.83	10	Gilead Sciences, Inc.	3.39

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

SLOW AND STEADY WINS THE RACE	17

Company Spotlight	BOK Financial Corporation

BOK Financial Corporation is a regional bank headquartered in Tulsa, Oklahoma with over 100 years of experience in energy lending. Since its founding in 1910, the company has diversified its offerings and expanded into new geographies. Beyond its roots in traditional lending, BOK Financial generates approximately 40% of its revenue from a variety of fee income businesses including: consumer banking; brokerage trading; investment, trust and insurance services; mortgage origination and servicing; and an electronic funds transfer network. BOK Financial operates banking divisions across eight states: Bank of Albuquerque, Bank of Oklahoma, Bank of Texas, and as BOK Financial in Arizona, Arkansas, Colorado, Kansas and Missouri.

Current chairman and majority shareholder, George Kaiser, purchased the company out of Federal Deposit Insurance Corporation (FDIC) receivership for $61 million in 1991. Mr. Kaiser’s conservative, long-term approach is embedded in the firm’s culture and has paid dividends. Under his leadership, the business has grown from under $2 billion to nearly $50 billion as of December 31, 2022. During this time, earnings per share grew almost 11% per year.

Rigorous Underwriting Drives Franchise Value

In recent decades, there has been a great deal of consolidation in the banking industry, creating an increasingly difficult environment for smaller institutions. BOK Financial, however, remains a robust player in regional banking. The company has distinguished itself with a time-tested approach to underwriting and risk management, which we believe remains particularly strong within its energy lending segment. As oil price volatility continues to create a challenging environment for most lenders, BOK Financial’s energy loan portfolio combines the expertise of their internal engineering team, their deep experience in the space and strong banking relationships that drive value. Their rigorous underwriting methods have generated solid credit performance over a variety of market cycles. The Bank employs a similar approach across its broader lending business. Although there is good reason the company is known for energy lending, its other business lines stand out for operational excellence. Today, BOK Financial is a well-diversified regional bank with a geographic footprint that we expect to remain strong for the foreseeable future.

Its shares delivered total returns of 0.59% in 2022, outperforming the S&P 500 which fell -18.11%. During the fourth quarter, its shares surged +17.41%, outperforming the S&P 500 as well as the broader banking sector. While the ultimate path of interest rates and health of the economy remains in question, BOK Financial is poised to further benefit from the US Federal Reserve’s extended fight against inflation.

Solid Operators in Any Environment

BOK Financial has a track record of outperformance during periods of economic uncertainty. We believe the same will be true throughout this time. The company’s loan portfolio held up in the depths of the pandemic, despite oil prices plunging below $20. This was a testament to their steady and stringent underwriting standards. While we cannot predict when the current macroeconomic volatility will dissipate, we are confident in the long-term viability of the US economy. We believe BOK Financial will benefit from a more normalized environment. As of December 31, 2022, shares traded at $103.79, a 20% discount to our estimated private market value of $128.98.

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Company Spotlight	The Carlyle Group

Founded in 1987 as a pioneering private equity firm, The Carlyle Group has become a leading global alternative asset manager that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. As of September 30, 2022, the firm had $369 billion in assets under management, including $260 billion in fee-earning assets.

Strong Track Record

We believe Carlyle is one of the few firms in the industry with the track record, scale and organizational structure to benefit from the continued, high level of institutional interest in alternative assets. Over its nearly four-decade history, the firm has performed effectively through different market cycles. Carlyle is also distinguished by its global reach of more than 2,100 professionals with local knowledge and trusted relationships across five continents.

Attractive Economics of the Industry

In our view, alternative investment management is an appealing sector with favorable economics and prospects. The business has long-dated capital—whereby clients generally commit to capital over a three-year period and stay invested more than seven years to maximize value. They also pay fees throughout the life cycle of their investment: first, upon making an investment; then, throughout the time the capital is invested; and finally, upon realization of their profits. This long-term commitment of capital and ongoing fee structure offer firms like Carlyle a highly predictable revenue stream, including fund management fees and performance and incentive income.

Exciting Outlook—Despite Market Pessimism

Ariel has been invested in the alternative asset management space since August 2011. At the time, S&P Global Ratings,

the American credit rating agency, downgraded the United States below AAA for the first time. S&P cited political risks and a rising debt burden. Recently, investor sentiment in the sector has suffered, as interest rate hikes and macroeconomic conditions caused concern. This pessimism has enabled us to initiate a position in Carlyle at a discount.

While many investors have been deterred by the time it has taken to replace Carlyle’s CEO, who stepped down last August, we remained optimistic that Co-Founders David Rubenstein, William Conway and Daniel D’Aniello’s exhaustive search would identify the right leader. Prior to going to press, Carlyle announced former Goldman Sachs co-COO Harvey Schwartz as its next CEO following a competitive hiring process. We look forward to Schwartz’s leadership at this unique franchise. Additionally, we remain confident in the firm’s ability to manage through a rising rate environment, as it has many times time in past, and do not believe that higher interest rates will lower future returns. We acknowledge higher rates should lower multiples paid and expect fundraising to slow in certain strategies. In this environment, we expect Carlyle to utilize market weakness, with nearly $74 billion in available capital, and take advantage of its large global credit business.

A Striking Discount

We believe the market’s skepticism is overdone—leading to a steep discount in Carlyle’s share price—and welcome the opportunity to invest alongside management who owns nearly 43% of the company. The partners’ $5.9 billion in capital, or $16.28 per share, represents 55% of Carlyle’s share price and provides investors with strategic risk mitigation. As of December 31, 2022, shares traded at $29.84, a 41% discount to our estimated private market value of $51.

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Company Spotlight	Zebra Technologies

Zebra Technologies is a global supplier of asset tracking solutions that help automate workflows for 94% of the Fortune 1001. The company was founded in 1969 and is headquartered in Lincolnshire, Illinois. Its legacy business manufactures thermal printers, which produce the barcodes used in managing global supply chains. In 2014, Zebra expanded its product portfolio through the acquisition of Motorola’s enterprise business. This added mobile computers, handheld scanners and cloud-based software to its offerings. Today it is the market leader in both barcode printing and enterprise mobile computing, across a number of industries including retail, manufacturing, logistics and healthcare. After nearly a decade of attractive performance, the stock has been under pressure as investors grapple with Zebra’s exposure to a potential recession. However, we believe no company is better positioned to benefit from growing demand for asset intelligence than Zebra.

Cloudy, With a History of Sunshine

Over the past year, Zebra’s stock price has been cut in half as investors have been overly focused on potential near-term headwinds from an economic slowdown. We have seen this story before. Spoiler alert: demand for Zebra’s solutions is secular, not cyclical. In 2016, the stock experienced the same near-term pain when large brick-and-mortar retail customers responded to macroeconomic uncertainty by putting capital spending on hold. That fear proved to be short-sighted. Projects were delayed, not cancelled. Zebra’s solutions are critical to creating a seamless and more operationally efficient omni-channel customer experience—the model most large corporations employ to serve customers both on- and offline. Recent global supply chain challenges in nearly every sector have shined an even brighter light on the critical importance of asset intelligence and labor efficiency.

Looking Beyond the Barcode

Longer term, Zebra is on the leading edge of several next-generation megatrends, ranging from intelligent automation to cloud computing in an on-demand economy. Its recent investments in machine vision, autonomous robots and retail planning software have significantly expanded the company’s addressable market opportunity. We liken today’s transformation to 2014, when Zebra expanded its set of solutions beyond thermal printers. Management estimates its core market has expanded from $10 billion to $30 billion via these new adjacencies. Despite the high bar set by its fundamental performance over the past decade, it recently raised its long-term organic revenue growth target to 5-7% annually over a cycle.

Free Cash Flow Machine

Zebra’s cash-generating power has grown dramatically in recent years. In 2021, for example, the company generated over $1 billion in free cash flow—an all-time high. While they will likely face some working capital headwinds this year, Zebra still expects to continue to invest internally in research and development and externally through market-expanding tuck-in acquisitions, while returning capital to shareholders in the form of opportunistic share repurchases. When the market overreacts to short-term uncertainty, this management team has a track record of stepping in—buying back $200 million in stock in March 2020 and over $600 million in 2022.

Tracking the Long Term

At current levels, investors have lost sight of Zebra’s broad-based, long-term growth prospects. Regardless of the economic cycle, Zebra is a rare example of a company with a wide economic moat2 and the leading market share position in a growing industry, trading at an attractive price. As of December 31, 2022, shares traded at $256, a 32% discount to our estimated private market value of $378.

1 Source: Zebra, as of March 22, 2022.

2 An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry.

20	SLOW AND STEADY WINS THE RACE

Schedules of Investments

December 31, 2022 (Unaudited)

Ariel Fund

Number of Shares	Common Stocks—99.45%	Value ($)
	Consumer Discretionary—35.61%
2,726,634	Madison Square Garden Entertainment Corp.(a)	122,616,731
2,988,240	Interpublic Group of Cos., Inc.	99,538,274
1,808,803	Boyd Gaming Corp.	98,634,028
5,616,962	Paramount Global	94,814,319
5,001,060	Mattel, Inc.(a)	89,218,910
1,796,986	Royal Caribbean Cruises, Ltd.(a)	88,825,018
2,483,699	Adtalem Global Education, Inc.(a)(b)	88,171,314
3,027,551	Gentex Corp.	82,561,316
375,784	Madison Square Garden Sports Corp.	68,892,481
2,883,465	Manchester United plc	67,271,238
		900,543,629
	Consumer Staples—1.73%
276,760	J.M. Smucker Co.	43,855,390
	Energy—2.86%
3,565,025	Core Laboratories NV(b)	72,263,057
	Financials—20.79%
678,824	Affiliated Managers Group, Inc.	107,546,086
2,724,955	Lazard, Ltd., Class A	94,474,190
976,499	Northern Trust Corp.	86,410,397
618,801	BOK Financial Corp.	64,225,356
1,178,222	First American Financial Corp.	61,668,139
1,705,585	Carlyle Group, Inc.	50,894,656
1,903,797	Janus Henderson Group plc	44,777,305
2,070,647	GCM Grosvenor, Inc.	15,757,624
		525,753,753
	Health Care—5.58%
1,625,656	Envista Holdings Corp.(a)	54,735,838
226,536	Laboratory Corp. of America Holdings	53,344,697
152,341	Charles River Laboratories International, Inc.(a)	33,195,104
		141,275,639
	Industrials—25.36%
987,405	Mohawk Industries, Inc.(a)	100,932,539
329,435	Zebra Technologies Corp.(a)	84,470,428
4,702,217	Resideo Technologies, Inc.(a)	77,351,470
7,998,165	ADT, Inc.	72,543,357
2,916,490	Kennametal, Inc.	70,170,749
2,737,432	Axalta Coating Systems, Ltd.(a)	69,722,393
1,158,771	Masco Corp.	54,079,843
459,039	Generac Holdings, Inc.(a)	46,206,866
200,847	Snap-on, Inc.	45,891,531
225,232	Simpson Manufacturing Co., Inc.	19,969,069
		641,338,245
	Real Estate—4.63%
564,816	Jones Lang LaSalle, Inc. (a)	90,014,726
351,487	CBRE Group, Inc., Class A(a)	27,050,440
		117,065,166
	Utilities—2.89%
1,463,114	Stericycle, Inc.(a)	72,994,757
	Total Common Stocks (Cost $2,167,944,737)	2,515,089,636

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	21

Schedules of Investments

December 31, 2022 (Unaudited)

Ariel Fund (Continued)

Number of Shares	Short-Term Investments—0.66%	Value ($)
16,735,498	Northern Institutional Treasury Portfolio, 3.75%(c)	16,735,498
	Total Short-Term Investments (Cost $16,735,498)	16,735,498

	Total Investments—100.11% (Cost $2,184,680,235)	2,531,825,134
	Other Assets less Liabilities—(0.11)%	(2,893,895)
	Net Assets—100.00%	2,528,931,239

Ariel Appreciation Fund

Number of Shares	Common Stocks—97.19%	Value ($)
	Consumer Discretionary—26.00%
1,092,085	Interpublic Group of Cos., Inc.	36,377,351
897,719	BorgWarner, Inc.	36,133,190
2,015,223	Mattel, Inc.(a)	35,951,578
1,480,847	Manchester United plc	34,548,161
687,825	Madison Square Garden Entertainment Corp.(a)	30,931,490
496,824	CarMax, Inc.(a)	30,251,613
163,613	Madison Square Garden Sports Corp.	29,995,171
1,754,481	Knowles Corp.(a)	28,808,578
693,848	Gentex Corp.	18,921,235
61,878	Vail Resorts, Inc.	14,748,621
		296,666,988
	Consumer Staples—4.53%
520,572	Walgreens Boots Alliance, Inc.	19,448,570
110,781	J.M. Smucker Co.	17,554,357
285,895	Molson Coors Brewing Co.	14,729,311
		51,732,238
	Energy—3.68%
1,444,707	Core Laboratories NV	29,284,211
607,944	NOV, Inc.	12,699,950
		41,984,161
	Financials—26.64%
148,736	Goldman Sachs Group, Inc.	51,072,968
529,006	The Charles Schwab Corp.	44,045,040
496,521	Northern Trust Corp.	43,937,143
410,091	BOK Financial Corp.	42,563,345
526,397	Aflac, Inc.	37,869,000
863,168	Lazard, Ltd., Class A	29,926,035
565,258	KKR & Co., Inc.	26,239,276
430,811	First American Financial Corp.	22,548,648
43,894	Progressive Corp.	5,693,491
		303,894,946
	Health Care—11.10%
175,079	Laboratory Corp. of America Holdings	41,227,603
120,887	Charles River Laboratories International, Inc.(a)	26,341,277
199,654	Zimmer Biomet Holdings, Inc.	25,455,885
523,957	Envista Holdings Corp.(a)	17,641,632
208,268	Cardinal Health, Inc.	16,009,561
		126,675,958

See Notes to Schedules of Investments.

22	SLOW AND STEADY WINS THE RACE

Schedules of Investments

December 31, 2022 (Unaudited)

Ariel Appreciation Fund (Continued)

Number of Shares	Common Stocks—97.19%	Value ($)
	Industrials—20.57%
1,386,131	Axalta Coating Systems, Ltd.(a)	35,304,757
1,397,019	Kennametal, Inc.	33,612,277
822,909	nVent Electric plc	31,657,309
386,059	Stanley Black & Decker, Inc.	29,000,752
125,954	Keysight Technologies, Inc.(a)	21,546,951
96,386	Littelfuse, Inc.	21,224,197
1,171,376	Resideo Technologies, Inc.(a)	19,269,135
73,322	Snap-on, Inc.	16,753,344
153,873	Generac Holdings, Inc.(a)	15,488,856
1,189,515	ADT, Inc.	10,788,901
		234,646,479
	Real Estate—2.32%
343,757	CBRE Group, Inc., Class A(a)	26,455,539
	Utilities—2.35%
538,568	Stericycle, Inc.(a)	26,869,158
	Total Common Stocks (Cost $833,912,397)	1,108,925,467

Number of Shares	Short-Term Investments—2.57%	Value ($)
29,324,943	Northern Institutional Treasury Portfolio, 3.75%(c)	29,324,943
	Total Short-Term Investments (Cost $29,324,943)	29,324,943

	Total Investments—99.76% (Cost $863,237,340)	1,138,250,410
	Other Assets less Liabilities—0.24%	2,695,943
	Net Assets—100.00%	1,140,946,353

Ariel Focus Fund

Number of Shares	Common Stocks—99.33%	Value ($)
	Basic Materials—8.48%
69,021	Mosaic Co.	3,027,951
130,161	Barrick Gold Corp.	2,236,166
		5,264,117
	Consumer Discretionary—13.94%
92,689	BorgWarner, Inc.	3,730,732
10,024	Madison Square Garden Sports Corp.	1,837,700
37,109	Madison Square Garden Entertainment Corp.(a)	1,668,792
26,016	Boyd Gaming Corp.	1,418,653
		8,655,877
	Energy—7.14%
94,993	APA Corp.	4,434,273
	Financials—30.29%
41,536	BOK Financial Corp.	4,311,021
11,454	Goldman Sachs Group, Inc.	3,933,075
28,875	Northern Trust Corp.	2,555,149
63,960	Lazard, Ltd., Class A	2,217,493
40,643	Bank of New York Mellon Corp.	1,850,069
49,085	Bank of America Corp.	1,625,695
26,654	First American Financial Corp.	1,395,070
19,732	KKR & Co., Inc.	915,959
		18,803,531

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	23

Schedules of Investments

December 31, 2022 (Unaudited)

Ariel Focus Fund (Continued)

Number of Shares	Common Stocks—99.33%	Value ($)
	Health Care—11.36%
13,891	Johnson & Johnson	2,453,845
10,111	Laboratory Corp. of America Holdings	2,380,938
130,802	ZimVie, Inc.(a)	1,221,691
7,831	Zimmer Biomet Holdings, Inc.	998,453
		7,054,927
	Industrials—23.47%
7,019	Lockheed Martin Corp.	3,414,673
14,576	Snap-on, Inc.	3,330,470
21,235	Mohawk Industries, Inc.(a)	2,170,642
123,370	Resideo Technologies, Inc.(a)	2,029,437
140,431	Western Union Co.	1,933,735
3,312	Zebra Technologies Corp.(a)	849,230
8,359	Generac Holdings, Inc.(a)	841,417
		14,569,604
	Technology—4.65%
35,307	Oracle Corp.	2,885,994
	Total Common Stocks (Cost $52,856,501)	61,668,323

Number of Shares	Short-Term Investments—0.61%	Value ($)
378,543	Northern Institutional Treasury Portfolio, 3.75%(c)	378,543
	Total Short-Term Investments (Cost $378,543)	378,543

	Total Investments—99.94% (Cost $53,235,044)	62,046,866
	Other Assets less Liabilities—0.06%	39,931
	Net Assets—100.00%	62,086,797

Ariel International Fund

Number of Shares	Common Stocks—92.44%	Value ($)
	Belgium—0.73%
76,742	KBC Group NV	4,935,481
	Brazil—1.61%
927,020	Telefonica Brasil SA ADR	6,628,193
215,005	TIM SA ADR	2,504,808
278,892	BB Seguridade Participacoes SA ADR	1,757,020
		10,890,021
	Canada—0.59%
293,450	Element Fleet Management Corp.	3,998,635
	China—4.25%
229,712	Baidu, Inc. ADR(a)	26,274,459
992,353	TravelSky Technology, Ltd.	2,097,742
12,924	Trip.com Group, Ltd. ADR(a)	444,586
		28,816,787
	Denmark—0.73%
1,325,580	H Lundbeck A/S, Class B	4,970,830
	Finland—2.54%
3,097,680	Nokia Corp.	14,347,950
617,732	Nokia Corp. ADR	2,866,276
		17,214,226

See Notes to Schedules of Investments.

24	SLOW AND STEADY WINS THE RACE

Schedules of Investments

December 31, 2022 (Unaudited)

Ariel International Fund (Continued)

Number of Shares	Common Stocks—92.44%	Value ($)
	France—10.36%
1,358,209	Michelin (CGDE)	37,779,459
165,823	Sanofi	15,947,071
220,906	BNP Paribas SA	12,591,966
17,973	Thales SA	2,295,236
13,999	Societe BIC SA	958,305
5,668	Safran SA	709,390
		70,281,427
	Germany—13.03%
337,667	Deutsche Boerse AG	58,338,944
8,023,090	Telefonica Deutschland Holding	19,778,895
27,909	Muenchener Rueckver AG	9,082,058
35,608	Fresenius Medical Care AG & Co. KGaA	1,165,224
		88,365,121
	Hong Kong—1.87%
1,737,500	CLP Holdings, Ltd.	12,677,120
	Italy—4.93%
5,498,419	Snam SpA	26,644,940
1,225,252	Italgas SpA	6,807,054
		33,451,994
	Japan—10.84%
1,548,600	Subaru Corp.	23,924,006
600,400	Bridgestone Corp.	21,460,503
213,300	Secom Co., Ltd.	12,259,387
190,000	Nintendo Co., Ltd.	8,008,839
101,000	Sankyo Co., Ltd.	4,140,354
47,400	Mabuchi Motor Co., Ltd.	1,348,971
40,400	Ono Pharmaceutical Co., Ltd.	949,049
36,400	Japan Tobacco, Inc.	738,040
6,200	Daito Trust Construction Co., Ltd.	639,653
		73,468,802
	Luxembourg—0.43%
69,843	RTL Group	2,948,670
	Netherlands—4.55%
1,073,237	Koninklijke Ahold Delhaize NV	30,835,043
	Peru—0.75%
37,518	Credicorp, Ltd.	5,089,692
	Portugal—0.10%
32,940	Jeronimo Martins SGPS SA	711,559
	Singapore—0.13%
131,300	Singapore Exchange, Ltd.	877,359
	Spain—5.86%
1,873,043	Endesa SA	35,358,157
446,753	Tecnicas Reunidas SA(a)	4,361,428
		39,719,585
	Switzerland—8.29%
150,002	Roche Holding AG	47,126,568
81,458	Novartis AG	7,363,948
11,939	Nestle SA	1,383,382
9,563	Adecco Group AG	315,026
		56,188,924

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	25

Schedules of Investments

December 31, 2022 (Unaudited)

Ariel International Fund (Continued)

Number of Shares	Common Stocks—92.44%	Value ($)
	United Kingdom—12.81%
2,076,482	GSK plc	36,088,980
10,362,619	Direct Line Insurance Group plc	27,724,219
2,055,579	Haleon plc(a)	8,134,950
294,445	Admiral Group plc	7,607,064
2,429,637	Vodafone Group plc	2,474,390
154,871	Close Brothers Group plc	1,960,312
24,637	Reckitt Benckiser Group plc	1,713,823
48,802	St. James’s Place plc	646,041
7,222	AstraZeneca plc ADR	489,652
		86,839,431
	United States—8.04%
457,465	Philip Morris International, Inc.	46,300,033
65,108	Check Point Software Technologies, Ltd.(a)	8,214,025
		54,514,058
	Total Common Stocks (Cost $598,269,551)	626,794,765

Number of Shares	Preferred Stocks—0.05%	Value ($)
	Brazil—0.05%
71,800	Itau Unibanco Holding SA ADR	338,178
	Total Preferred Stocks (Cost $323,782)	338,178

Number of Shares	Short-Term Investments—2.97%	Value ($)
20,170,947	Northern Institutional Treasury Portfolio, 3.75%(c)	20,170,947
	Total Short-Term Investments (Cost $20,170,947)	20,170,947

	Total Investments—95.46% (Cost $618,764,280)	647,303,890
	Foreign Currency, Other Assets less Liabilities—4.54%	30,762,541
	Net Assets—100.00%	678,066,431

See Notes to Schedules of Investments.

26	SLOW AND STEADY WINS THE RACE

Schedules of Investments

December 31, 2022 (Unaudited)

Ariel International Fund (Continued)

Open Forward Currency Contracts

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

02/14/2023	UBS	NOK	10,775,111	EUR	1,021,694	$4,852

02/14/2023	UBS	AUD	55,028,693	USD	36,717,070	819,627

02/14/2023	UBS	GBP	16,601,301	USD	19,602,086	491,973

02/14/2023	UBS	NOK	30,615,035	USD	3,019,205	111,827

02/14/2023	UBS	SEK	122,636,253	USD	11,586,224	197,429

02/14/2023	UBS	SGD	2,774,566	USD	2,015,000	58,066

Subtotal UBS						1,683,774

02/14/2023	Northern Trust	SEK	54,403,301	USD	5,140,437	86,970

02/14/2023	Northern Trust	SGD	7,705,161	USD	5,599,518	157,528

Subtotal Northern Trust						244,498

02/14/2023	JPMorgan	USD	3,121,725	CAD	4,164,989	44,763

02/14/2023	JPMorgan	JPY	1,305,321,557	CNH	66,915,731	303,147

02/14/2023	JPMorgan	JPY	4,390,030,352	USD	31,576,973	2,078,593

Subtotal JPMorgan Chase						2,426,503

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$4,354,775

Open Forward Currency Contracts with Unrealized Depreciation

02/14/2023	UBS	USD	11,937,528	CNH	85,089,540	(401,906)

02/14/2023	UBS	AUD	12,920,909	EUR	8,291,143	(89,578)

02/14/2023	UBS	SEK	24,401,328	EUR	2,217,036	(36,098)

Subtotal UBS						(527,582)

02/14/2023	JPMorgan	SGD	1,554,233	EUR	1,085,288	(4,147)

02/14/2023	JPMorgan	USD	30,368,659	EUR	29,211,799	(999,966)

Subtotal JPMorgan Chase						(1,004,113)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(1,531,695)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$2,823,080

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	27

Schedules of Investments

December 31, 2022 (Unaudited)

Ariel Global Fund

Number of Shares	Common Stocks—91.23%	Value ($)
	Belgium—0.28%
8,382	KBC Group NV	539,069
	Brazil—3.81%
612,156	BB Seguridade Participacoes SA	3,897,424
255,886	Telefonica Brasil SA	1,848,394
644,808	TIM SA	1,509,872
		7,255,690
	Canada—0.09%
12,466	Element Fleet Management Corp.	169,865
	Chile—0.18%
22,107	Banco Santander-Chile ADR	350,175
	China—5.84%
84,630	Baidu, Inc. ADR(a)	9,679,979
512,831	TravelSky Technology, Ltd.	1,084,077
10,304	Trip.com Group, Ltd. ADR(a)	354,458
		11,118,514
	Denmark—0.19%
99,024	H Lundbeck A/S, Class B	371,333
	Finland—1.55%
636,784	Nokia Corp.	2,949,480
	France—6.29%
255,731	Michelin (CGDE)	7,113,323
29,326	Sanofi	2,820,259
35,789	BNP Paribas SA	2,040,026
		11,973,608
	Germany—4.09%
33,529	Deutsche Boerse AG	5,792,827
3,085	Muenchener Rueckver AG	1,003,911
398,013	Telefonica Deutschland Holding	981,200
		7,777,938
	Hong Kong—0.81%
211,500	CLP Holdings, Ltd.	1,543,143
	Italy—1.15%
356,882	Snam SpA	1,729,424
83,213	Italgas SpA	462,301
		2,191,725
	Japan—3.99%
197,200	Subaru Corp.	3,046,503
74,800	Bridgestone Corp.	2,673,627
27,900	Secom Co., Ltd.	1,603,548
4,000	Nintendo Co., Ltd.	168,607
3,900	Mabuchi Motor Co., Ltd.	110,991
		7,603,276
	Luxembourg—0.12%
5,550	RTL Group	234,313
	Mexico—0.14%
73,657	Wal-Mart de Mexico SAB de CV	259,263
	Netherlands—0.70%
46,228	Koninklijke Ahold Delhaize NV	1,328,171
	Peru—2.43%
34,064	Credicorp, Ltd.	4,621,122
	South Africa—0.07%
45,877	Sanlam, Ltd.	131,546

See Notes to Schedules of Investments.

28	SLOW AND STEADY WINS THE RACE

Schedules of Investments

December 31, 2022 (Unaudited)

Ariel Global Fund (Continued)

Number of Shares	Common Stocks—91.23%	Value ($)
	South Korea—2.99%
78,895	KT&G Corp.	5,702,336
	Spain—3.66%
369,605	Endesa SA	6,977,177
	Switzerland—6.45%
34,463	Roche Holding AG	10,827,342
8,782	Novartis AG	793,908
5,643	Nestle SA	653,859
		12,275,109
	Taiwan—0.49%
168,000	Catcher Technology Co., Ltd.	923,753
	United Kingdom—9.13%
513,826	GSK plc	8,930,227
1,450,393	Direct Line Insurance Group plc	3,880,391
522,192	Haleon plc(a)	2,066,574
52,577	Admiral Group plc	1,358,341
6,835	Reckitt Benckiser Group plc	475,463
370,522	Vodafone Group plc	377,347
12,142	Close Brothers Group plc	153,690
12,988	Vodafone Group plc ADR	131,439
1,363	St. James’s Place plc	18,043
		17,391,515
	United States—36.78%
62,079	Microsoft Corp.	14,887,786
111,780	Philip Morris International, Inc.	11,313,254
368,084	Equity Commonwealth	9,191,057
205,070	Verizon Communications, Inc.	8,079,758
75,225	Gilead Sciences, Inc.	6,458,066
36,074	Johnson & Johnson	6,372,472
42,932	Amdocs, Ltd.	3,902,519
53,413	Bristol-Myers Squibb Co.	3,843,065
44,319	NetApp, Inc.	2,661,799
11,650	Check Point Software Technologies, Ltd.(a)	1,469,764
25,740	Tapestry, Inc.	980,179
13,427	U.S. Bancorp	585,552
894	Berkshire Hathaway, Inc., Class B(a)	276,157
		70,021,428
	Total Common Stocks (Cost $153,092,884)	173,709,549

Number of Shares	Preferred Stocks—0.05%	Value ($)
	Brazil—0.05%
19,920	Itau Unibanco Holding SA ADR	93,823
	Total Preferred Stocks (Cost $89,829)	93,823

Number of Shares	Short-Term Investments—4.99%	Value ($)
9,498,973	Northern Institutional Treasury Portfolio, 3.75% (c)	9,498,973
	Total Short-Term Investments (Cost $9,498,973)	9,498,973

	Total Investments—96.27% (Cost $162,681,686)	183,302,345
	Foreign Currency, Other Assets less Liabilities—3.73%	7,096,175
	Net Assets—100.00%	190,398,520

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	29

Schedules of Investments

December 31, 2022 (Unaudited)

Ariel Global Fund (Continued)

Open Forward Currency Contracts

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

02/14/2023	UBS	NOK	1,957,217	EUR	185,583	$881

Subtotal UBS						881

02/14/2023	Northern Trust	SGD	750,439	USD	545,361	15,342

Subtotal Northern Trust						15,342

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$16,223

Open Forward Currency Contracts with Unrealized Depreciation

02/14/2023	UBS	AUD	929,157	CHF	586,082	(3,261)

02/14/2023	UBS	USD	524,424	CHF	495,720	(14,420)

02/14/2023	UBS	USD	2,665,019	CNH	18,995,996	(89,724)

02/14/2023	UBS	CAD	1,056,024	EUR	761,334	(37,390)

02/14/2023	UBS	USD	705,377	EUR	678,404	(23,116)

02/14/2023	UBS	USD	609,298	GBP	516,024	(15,292)

02/14/2023	UBS	CAD	507,686	USD	380,597	(5,535)

Subtotal UBS						(188,738)

02/14/2023	Northern Trust	USD	1,273,410	CHF	1,203,156	(34,412)

02/14/2023	Northern Trust	SEK	2,316,018	GBP	185,007	(1,393)

02/14/2023	Northern Trust	USD	380,192	GBP	321,420	(8,852)

Subtotal Northern Trust						(44,657)

02/14/2023	JPMorgan	AUD	1,237,676	CHF	780,754	(4,419)

02/14/2023	JPMorgan	CAD	4,286,959	CHF	3,037,408	(134,570)

02/14/2023	JPMorgan	USD	4,331,100	CHF	4,094,113	(119,171)

02/14/2023	JPMorgan	AUD	1,626,308	EUR	1,043,745	(11,456)

02/14/2023	JPMorgan	SEK	7,614,689	EUR	691,347	(10,725)

02/14/2023	JPMorgan	USD	12,960,246	EUR	12,466,540	(426,749)

02/14/2023	JPMorgan	USD	5,950,222	GBP	5,040,940	(151,284)

02/14/2023	JPMorgan	USD	2,802,568	JPY	389,550,694	(183,870)

Subtotal JPMorgan Chase						(1,042,244)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(1,275,639)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$(1,259,416)

ADR American Depositary Receipt

(a) Non-income producing.

(b) Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c) The rate presented is the 7-day current yield as of December 31, 2022.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

30	SLOW AND STEADY WINS THE RACE

Notes to the Schedules of Investments

December 31, 2022 (Unaudited)

NOTE ONE  |  ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by Ariel Investments, LLC (the “Adviser” or “Ariel”) for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO  |  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at December 31, 2022.

Securities valuation—On September 8, 2022, Rule 2a-5 under the 1940 Act became effective. Rule 2a-5 provides a standard framework for fund valuation practices and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Rule also defines when market quotations are “readily available” and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The Board of Trustees (the “Board”) has designated Ariel as the Trust’s valuation designee and approved amended valuation policies and procedures for the Trust, which were adopted by Ariel to comply with the requirements of the Rule. As the valuation designee, the Adviser performs certain fair value functions, including performing fair value determinations and providing quarterly valuation reporting and notifications of any material valuation matters to the Board. Prior to the effective date of this Rule, in situations when the value of a portfolio investment may have been materially affected by a significant event or when market quotations were not readily available, the fair value of such security was determined in good faith in accordance with procedures established by the Board of Trustees.

Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event that the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with the valuation procedures.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with the Funds’ valuation procedures.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to the Schedules of Investments

December 31, 2022 (Unaudited)

The following tables summarize the inputs used as of December 31, 2022 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$2,531,825,134	$1,138,250,410	$62,046,866

Level 2	—	—	—

Level 3	—	—	—

Total Investments	$2,531,825,134	$1,138,250,410	$62,046,866

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common Stocks

Communication Services	$68,618,254	$—	$—	$68,618,254

Consumer Discretionary	87,748,908	—	—	87,748,908

Consumer Staples	89,816,830	—	—	89,816,830

Energy	4,361,428	—	—	4,361,428

Financials	134,608,791	—	—	134,608,791

Health Care	114,101,322	—	—	114,101,322

Industrials	17,886,315	—	—	17,886,315

Information Technology	27,525,993	—	—	27,525,993

Real Estate	639,653	—	—	639,653

Utilities	81,487,271	—	—	81,487,271

Total Common Stocks	$626,794,765	$—	$—	$626,794,765

Preferred Stocks

Financials	338,178	—	—	338,178

Short-Term Investments	20,170,947	—	—	20,170,947

Total Investments	$647,303,890	$—	$—	$647,303,890

Other Financial Instruments

Forward Currency Contracts^	$—	$2,823,080	$—	$2,823,080

Ariel Global Fund	Level 1	Level 2*	Level 3	Total

Common Stocks

Communication Services	$19,652,643	$3,358,266	$—	$23,010,909

Consumer Discretionary	14,168,090	—	—	14,168,090

Consumer Staples	16,096,584	5,702,336	—	21,798,920

Financials	20,920,715	3,897,424	—	24,818,139

Health Care	40,416,672	—	—	40,416,672

Industrials	1,714,539	—	—	1,714,539

Information Technology	27,879,178	—	—	27,879,178

Real Estate	9,191,057	—	—	9,191,057

Utilities	10,712,045	—	—	10,712,045

Total Common Stocks	$160,751,523	$12,958,026	$—	$173,709,549

Preferred Stocks

Financials	93,823	—	—	93,823

Short-Term Investments	9,498,973	—	—	9,498,973

Total Investments	$170,344,319	$12,958,026	$—	$183,302,345

Other Financial Instruments

Forward Currency Contracts^	$—	$(1,259,416)	$—	$(1,259,416)

32	SLOW AND STEADY WINS THE RACE

Notes to the Schedules of Investments

December 31, 2022 (Unaudited)

*	As of December 31, 2022, the Level 2 investments held were securities subject to fair valuation due to market holidays and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE  |  TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the period ended December 31, 2022 in securities that are deemed to be an affiliated company of the Funds as of December 31, 2022:

	Share activity				Three months ended December 31, 2022
Security name	Balance September 30, 2022	Purchases	Sales	Balance December 31, 2022	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

Adtalem Global Education, Inc. (Consumer discretionary)	2,729,575	—	245,876	2,483,699	$88,171,314	$—	$1,020,428	$(2,779,890)	3.5%

Core Laboratories NV (Energy)	3,565,025	—	—	3,565,025	72,263,057	35,650	—	24,206,520	2.9

					$160,434,371	$35,650	$1,020,428	$21,426,630	6.4%

SLOW AND STEADY WINS THE RACE	33

Board of Trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:

William C. Dietrich Age: 73	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 1986	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009

Eric H. Holder, Jr. Age: 71	Trustee, Chair of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected; Trustee since 2019	Partner, Covington & Burling since 2015

Christopher G. Kennedy Age: 59	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance, and Executive Committees	Indefinite, until successor elected; Trustee since 1994	Chair, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder (2012) and Chairman (2012-2018, Emeritus since 2018), Top Box Foods	Interface Inc.

Kim Y. Lew Age: 56	Trustee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 2014	President and Chief Executive Officer of the Columbia Investment Management Company since 2020; Vice President and Chief Investment Officer, Carnegie Corporation of New York 2016 to 2020

Stephen C. Mills Age: 63	Trustee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 2015	President of Basketball Operations, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks, 2013 to 2020; General Manager, New York Knicks, 2013 to 2017	Selective Insurance Group, Inc.; Madison Square Garden Sports Corp.; and MSG Networks Inc.

James M. Williams Age: 75	Trustee, Chair of Management Contracts Committee, Member of Governance and Audit Committees	Indefinite, until successor elected; Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 90 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:

Mellody L. Hobson Age: 53	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected; Trustee since 1993; President since 2002; Chair since 2006	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.

John W. Rogers, Jr. Age: 64	Trustee	Indefinite, until successor elected; Trustee since 2000 and from 1986 to 1993	Founder, Chairman, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	McDonald’s Corporation; Nike, Inc.; Ryan Specialty Group Holdings, Inc.; The New York Times Company

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees. The SAI is available without charge by calling 800.292.7435 or by logging on to our website, arielinvestments.com.

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

34	SLOW AND STEADY WINS THE RACE

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

Mareilé B. Cusack Age: 64	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected; Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014	Chief Privacy Officer, Ariel Investments, LLC since 2019; Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008

Wendy D. Fox Age: 60	Chief Compliance Officer and Vice President	Indefinite, until successor elected; Chief Compliance Officer and Vice President since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017

James R. Rooney Age: 64	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected; Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments, LLC since 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017

Note: Number of portfolios in complex overseen by all Officers is five. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

SLOW AND STEADY WINS THE RACE	35

Important Disclosures

Risks of Investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific Stocks Held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please Read the Funds’ Prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

36	SLOW AND STEADY WINS THE RACE

Information about the Funds’ Indexes and the GICS Sector Classification Standards

Indexes are unmanaged. An investor cannot invest directly in an index.

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. Inception of this benchmark is July 1, 1995. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Inception of this benchmark is June 1, 1990. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is February 1, 1995. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The inception date of this benchmark is November 1, 1991. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is January 1, 1987. This index pertains to Ariel Focus Fund.

The S&P 500® Index is widely regarded as the best gauge of large-cap U.S. equities. It includes 500 leading companies and covers approximately 80% of available U.S. market capitalization. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

The MSCI EAFE® Index is an equity index of large and mid-cap representation across 21 Developed Markets (DM) countries around the world, excluding the U.S. and Canada. Inception of this benchmark was May 31, 1986. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an index of large and mid-cap representation across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001. The MSCI ACWI ex-US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) Index is an equity index of large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001.

The MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets (EM) countries. Inception date of this benchmark was December 8, 1997. These indexes pertain to Ariel Global Fund.

The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 25 Emerging Markets countries (EM). Its inception date is December 8, 1997.

All MSCI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

Russell® is a trademark of London Stock Exchange Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

The sectors shown for the Global strategies are the Global Industry Classification Standard (“GICS”). GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof ), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

SLOW AND STEADY WINS THE RACE	37

The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable.

Ariel Investment Trust c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701 800.292.7435 • arielinvestments.com • linkedin.com/company/ariel-investments • instagram.com/arielinvestments • twitter.com/arielinvests What’s Inside A CANDID CONVERSATION In recognition of Ariel’s 40th anniversary, Co-CEO Mellody Hobson interviews Founder John W. Rogers, Jr. on four decades of actively patient SM investing. INFLATION OUTLOOK UPDATE Vice Chairman Charlie Bobrinskoy unpacks the macroeconomic themes that impacted his portfolio in the prior quarter—particularly inflation. DEFENSE IS THE BEST OFFENSE Chief Investment Oï¬ƒcer, Global Equities Rupal Bhansali explains why she continues to steer clear of “the four Ls”: companies with Losses, excess Leverage, Lofty valuations and Liquidity risk. PORTFOLIO COMPANY SPOTLIGHTS Perspectives from our domestic research team on BOK Financial Corporation (NASDAQ: BOKF), The Carlyle Group (NASDAQ: CG) and Zebra Technologies (NASDAQ: ZBRA).